SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 19, 2006
                                                  ----------------

                           The New York Times Company
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


New York                             1-5837                13-1102020
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation)                   File Number)           Identification No.)


229 West 43rd Street, New York, New York                   10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (212) 556-1234
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.

     On October 19, 2006, The New York Times Company (the "Company") issued a press release announcing the Company's earnings for the quarter ended September 24, 2006. On October 19, 2006, the Company also issued a press release announcing the Company's revenues for September 2006. Copies of these press releases are furnished as exhibits to this Form 8-K.


ITEM 2.05  Costs Associated with Exit or Disposal Activities.

     This Current Report on Form 8-K updates the Company's Form 8-K filing on July 18, 2006, in which the Company disclosed plans to consolidate its New York metro area printing into its newest facility in College Point, Queens, and sublease its older Edison, New Jersey, facility.

     At that time, the Company was unable to provide the estimated cost to close the Edison facility. The Company currently estimates that it will record total costs in the range of $104 to $128 million. The breakdown of estimated expenses is as follows:

     o $78 to $90 million ($13 to $15 million per quarter) for accelerated depreciation expense, which will begin in the fourth quarter of 2006 and end in the first quarter of 2008. This expense is for the acceleration of depreciation expense of certain assets, mainly presses, at its Edison facility.

     o $12 to $16 million for one-time staff reduction cash expenditures. The exact cost and the timing of the recognition and expenditures will depend on the final composition and seniority of the affected employees as well as the timing of the implementation of the staff reductions.

     o $14 to $22 million for cash expenditures to restore the Edison facility to its pre-lease condition, approximately half of which was previously expensed.


ITEM 9.01  Financial Statements and Exhibits.

     (d) Exhibits

   Exhibit 99.1 The New York Times Company Earnings Press Release dated October 19, 2006

   Exhibit 99.2 The New York Times Company September Revenues Press Release dated October 19, 2006


Forward-Looking Statements

     Except for the historical information contained herein, the matters discussed in this current report on Form 8-K are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those predicted by such forward-looking statements. These risks and uncertainties include national and local conditions, as well as competition, that could influence the levels (rate and volume) of retail, national and classified advertising and circulation generated by our various markets and material increases in newsprint prices. They also include other risks detailed from time to time in the Company's publicly filed documents, including the Company's Annual Report on Form 10-K for the year ended December 25, 2005. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE NEW YORK TIMES COMPANY




Date: October 19, 2006                     By:  /s/ Rhonda L. Brauer
                                                --------------------------------
                                                Rhonda L. Brauer
                                                Secretary and
                                                Corporate Governance Officer

                                  Exhibit List


   Exhibit 99.1 The New York Times Company Earnings Press Release dated October 19, 2006

   Exhibit 99.2 The New York Times Company September Revenues Press Release dated October 19, 2006